Phase 2 Results of the RADIANCE Trial: A Randomized,
Double-Blind, Placebo-Controlled Trial of Oral RPC1063
in Relapsing Multiple Sclerosis
Amit Bar-Or, MD
September 13, 2014
1
Cleveland Clinic, Mellen Center for MS Treatment and Research, Cleveland, OH, United States
2
NeuroRx Research, Montreal, QC, Canada
3
McGill University, Montreal, QC, Canada
4
San Raffaele Scientific Institute, Vita-Salute San Raffaele University, Neurology, Milan, Italy
5
Montreal Neurological Institute, Department of Neurology and Neurosurgery, Montreal, QC, Canada
6
Receptos, Inc., Clinical Development, San Diego, CA, United States
7
Medical University of Lodz, Department of Neurology, Lodz, Poland
J Cohen
1
, DL Arnold
2,3
, G Comi
4
, A Bar-Or
5
, S Gujrathi
6
, JP Hartung
6
, A Olson
6
,
M Cravets
6
, PA Frohna
6
, K Selmaj
7
Exhibit 99.1
2014 Joint ACTRIMS-ECTRIMS Meeting
Boston, Massachusetts

13 September 2014 2 ACTRIMS-ECTRIMS 2014
Conflict of Interest Statements
Amit Bar-Or : financial support from Biogen Idec, DioGenix, Genentech,
GlaxoSmithKline, Guthy-Jackson Charitable Foundation, Medimmune,
Merck Serono, Novartis, Ono Pharmaceuticals, Receptos, Roche, Sanofi-
Aventis, and Teva Neuroscience
J Cohen : financial support from EMD Serono, Receptos, Genzyme/Sanofi,
Innate Immunotherapeutics, Novartis
DL Arnold : financial support from Receptos
G Comi : financial support from Receptos
K Selmaj : financial support from Biogen Idec, Novartis, Genzyme,
Synthon, Roche, Merck, Receptos, Teva
S Gujrathi, JP Hartung, A Olson, M Cravets & PA Frohna are full-time employees of Receptos

13 September 2014 3 ACTRIMS-ECTRIMS 2014
Introduction
Immunomodulation through the sphingosine 1-phosphate
(S1P) receptor family is a validated therapeutic approach
for the treatment of relapsing multiple sclerosis (RMS)
RPC1063 is a novel, oral S1P
1,5R
modulator in clinical
development for RMS by Receptos, Inc., which has only
been previously tested as single and multiple doses in
healthy volunteer subjects
The Phase 2 results presented today are from the
RADIANCE trial: an ongoing international, combined
Phase 2/3 trial of RPC1063 in adult patients with RMS

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RADIANCE Patient Population: Key Inclusion Criteria
MS, as diagnosed by the revised McDonald criteria (2010)
Exhibiting a relapsing clinical course consistent with RMS and history of brain MRI lesions consistent with MS
Ages 18-55 years, inclusive
EDSS at Baseline between 0 and 5.0 points, inclusive
Meet 1 of the following RMS disease activity criteria:
At least 1 documented relapse within the last 12 months
OR
At least 1 documented relapse within last 24 months plus at least 1 GdE lesion

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RADIANCE Phase 2 Trial Design
24-Week Placebo-Controlled
Treatment  Period
30-day
Screening
Period
7-day
Titration
Period
Randomization
1 mg RPC1063
0.5 mg RPC1063
Placebo
Week
-4 0 1 4 8 12 16 20 24
Safety
Only
Baseline
Blinded Safety-
Extension
1 mg RPC1063
0.5 mg RPC1063
1 mg RPC1063
0.5 mg RPC1063
Yearly
2°
Efficacy Endpoints:
1. Number of GdE lesions at Week 24
2. Cumulative new or enlarging T2 lesions
3. Annualized Relapse Rate (ARR)
MRI
1°Endpoint: GdE Lesions

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Patient Disposition
Randomized (N=258)
Placebo (N=88) RPC1063 0.5 mg (N=87) RPC1063 1 mg (N=83)
Discontinued 3 (3.4%)
Adverse event 0
Lost to follow-up 1 (1.1%)
Protocol violation 0
Consent withdrawn 2 (2.3%)
Discontinued 2 (2.3%)
Adverse event 0
Lost to follow-up 0
Protocol violation 1 (1.1%)
Consent withdrawn 1 (1.1%)
Discontinued 1 (1.2%)
Adverse event 0
Lost to follow-up 0
Protocol violation 0
Consent withdrawn 1 (1.1%)
Completed 85 (96.6%)
Completed 85 (97.7%)
Completed 82 (98.8%)
Very high rate of study compliance and completion
Similar completion rates across the treatment groups

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Patient Demographics and RMS Disease History
Demographics
Placebo
(N=88)
RPC1063 0.5 mg
(N=87)
RPC1063 1 mg
(N=83)
Female – n (%) 62  (70.5) 60  (69.0) 59  (71.1)
Age (yrs) 39.0 (8.7) 38.1 (9.2) 38.4 (9.8)
RMS Disease History, mean (SD)
Years since MS diagnosis
4.6 (5.1) 2.8 (5.0) 3.6 (4.4)
EDSS Score at Baseline
2.85 (1.27) 2.94 (1.29) 2.86 (1.21)
Relapses, last 12 months 1.3 (0.6) 1.5 (1.2) 1.3 (0.7)
Relapses, last 24 months 1.8 (1.0) 2.0 (1.8) 1.9 (1.1)
Gd-Enhancing lesions at Baseline 1.4 (3.4) 0.9 (1.4) 1.3 (2.8)
Gd-Enhancing lesion free at Baseline, n (%)
62  (70.5) 53  (60.9) 52  (62.7)

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Primary Endpoint: Cumulative Number of Total GdE
Lesions From Weeks 12 to 24
p < 0.0001 p < 0.0001
86% decrease 86% decrease
11.1
1.5 1.5
0
2
4
6
8
10
12
14
Treatment Group
Placebo (N=88) RPC1063 0.5 mg (N=87) RPC1063 1 mg (N=83)

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Secondary Endpoint (1):
Mean Number of GdE Lesions at Week 24
p < 0.0001 p < 0.0001
91% decrease
94% decrease
3.2
0.3
0.2
0
0.5
1
1.5
2
2.5
3
3.5
Treatment Group
Placebo (N=88) RPC1063 0.5 mg (N=87) RPC1063 1 mg (N=83)

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Secondary Endpoint (2): Cumulative Number of New
or Enlarging T2 Lesions From Weeks 12 to 24
p < 0.0001 p < 0.0001
84% decrease 91% decrease
9.0
1.4
0.8
0
2
4
6
8
10
12
Treatment Group
Placebo (N=88) RPC1063 0.5 mg (N=87) RPC1063 1 mg (N=83)

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Secondary Endpoint (3):
Annualized Relapse Rate
p = 0.271
31% decrease
p = 0.053
53% decrease
0.5
0.35
0.24
0
0.1
0.2
0.3
0.4
0.5
0.6
Treatment Group
Placebo (N=88) RPC1063 0.5 mg (N=87) RPC1063 1 mg (N=83)

% Change in Lymphocyte Count
Treatment
Placebo (N=87)
RPC1063 0.5 mg (N=87)
RPC1063 1.0 mg (N=83)

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Pharmacodynamic Effect of RPC1063:
Mean ± SE Percent Change in Absolute Lymphocyte Counts
0 4 12 24
Study Week
0
-20
-40
-60
50%
60%
Program: E:\SASData\rpc1063\201a\csr\prog\g_lymph.sas
08JUN2014
~
~

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SAFETY: Treatment Emergent Adverse Events, n (%)
(All 24-week Double blind phase)
Placebo
(N=88)
RPC1063 0.5 mg
(N=87)
RPC1063 1 mg
(N=83)
Number of subjects experiencing
1 TEAE 52 (59.1) 56 (64.4) 47 (56.6)
1 moderate or severe TEAE 23 (26.1) 24 (27.6) 13 (15.7)
1 severe TEAE 1  (1.1) 2  (2.3) 1  (1.2)
1 possible, probable, or related TEAE 11 (12.5) 19 (21.8) 15 (18.1)
1 related TEAE 1  (1.1) 1  (1.1) 0
Preferred Term
Placebo
(N=88)
RPC1063 0.5 mg
(N=87)
RPC1063 1 mg
(N=83)
Nasopharyngitis 12 (13.6%) 11 (12.6%) 5 (6.0%)
Headache 8 (9.1%) 5 (5.7%) 3 (3.6%)
Urinary Tract Infection 2 (2.3%) 6 (6.9%) 2 (2.4%)
Most Common TEAEs  in RPC1063-treated Patients

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SAFETY: Serious TEAEs
Only 3 Serious TEAEs (reported as unrelated) during the study
*No change in EDSS post IV methyprednisolone treatment; did not qualify as a protocol-defined relapse but was considered related to the patient’s MS
Preferred Term
Placebo
(N=88)
n (%)
RPC1063
0.5 mg
(N=87)
n (%)
RPC1063
1 mg
(N=83)
n (%)
Total number of Serious TEAEs
0 3 0
Number of Subjects with 1 Serious TEAE
0 3  (3.4) 0
Optic neuritis* 0 1 (1.1) 0
Somatoform autonomic dysfunction
0 1  (1.1) 0
Uterine cervical squamous metaplasia 0 1  (1.1) 0

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SAFETY: Non-Serious TEAEs
No notable cardiac, pulmonary, ophthalmologic, infectious
or malignancy TEAEs were observed
3 TEAEs of elevated liver enzymes ( 3x ULN) without
clinical signs/symptoms were observed
All were isolated ALT elevations (without AST or Bilirubin elevations)
None 5x ULN
Transient elevations despite continued treatment
Parameter
Placebo
(N=87)
RPC1063 0.5 mg
(N=85)
RPC1063 1 mg
(N=83)
Alanine Aminotransferase (ALT)
3x ULN, n (%) 0 2 (2.4%) 1 (1.2%)
Aspartate Aminotransferase (AST)
3x ULN, n (%)
0 0 0

13 September 2014 16 ACTRIMS-ECTRIMS 2014
Placebo
(N=88)
RPC1063 0.25 mg
(N=170)
Subjects with 2
nd
Degree AVB, type I 2 (2.3%) 4 (2.4%)
Subjects with Sinus Pause ( 2 seconds)
1 (1.1%) 1 (0.6%)
Day 1: Cardiac Findings on 24-hr Holter
SYSTEM ORGAN CLASS
Preferred Term
Placebo
(N=88)
RPC1063 0.5 mg
(N=87)
RPC1063 1 mg
(N=83)
CARDIAC DISORDERS 2  (2.3%) 2  (2.3%) 1  (1.2%)
Angina Pectoris 0 0 1  (1.2%)
First Degree AV Block 1  (1.1%) 0 0
Palpitations 1  (1.1%) 2  (2.3%) 0
Overall Incidence of Cardiac TEAEs
Cardiac Safety Profile of RPC1063

13 September 2014 17 ACTRIMS-ECTRIMS 2014
Conclusions
Both doses of RPC1063 demonstrated large,
significant and consistent reductions of all MRI
measures of MS disease activity
The overall tolerability and safety profile of RPC1063,
including cardiac and hepatic safety results, suggests
a favorable risk-benefit profile in the treatment of RMS
These results support the ongoing Phase 3 portion of
the RADIANCE trial and the second Phase 3 trial of
RPC1063 vs. IFN -1a in RMS (SUNBEAM)